Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
U.S. Tax Law Changes

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation. The CARES ACT includes tax provisions relevant to businesses that during 2020 impacted taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognized a tax benefit of $16 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation in 2021 or 2020.

Effective Tax Rate

The components of the provision for federal, state and local income taxes were as follows (in millions):

	Years Ended December 31,
	2021	2020 (1)	2019 (1)
Current tax expense (benefit)
Federal	$(78)	$(67)	$300
State and local	(3)	2	—
Total current tax expense (benefit)	(81)	(65)	300
Deferred tax expense (benefit)
Federal	675	(703)	(673)
State and local	22	(73)	—
Total deferred tax expense (benefit)	697	(776)	(673)
Total income taxes	$616	$(841)	$(373)

(1) Years ended December 31, 2020, and 2019 were reclassified to conform with the current year presentation of State and local taxes.

For the tax year ended December 31, 2021, current tax benefit includes $24 million benefit of net interest related to tax refunds and $3 million benefit for the reversal of the uncertain tax position.

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to the Company by the statutory federal income tax rate of 21% were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Income taxes at statutory rate	$811	$(503)	$(176)
State income taxes (1)	15	(56)	—
Dividends received deduction	(146)	(158)	(171)
Valuation allowance	—	—	—
U.S. federal tax reform impact (2)	—	(16)	—
Foreign and other tax credits (3)	(46)	(61)	(40)
Prior year deferred tax benefit	—	(53)	—
Other (4)	(18)	6	14
Income tax (benefit) expense	$616	$(841)	$(373)
Effective tax rate	15.9%	35.1%	44.5%

(1) For the year ended December 31, 2020, includes a benefit of $33 million relating to prior periods.
(2) For the year ended December 31, 2020, the benefit is the result of the CARES Act.
(3) For the years ended December 31, 2021, 2020 and 2019, this primarily represents the benefit from foreign tax credits generated by the fund investments of the variable life and annuity contracts
(4) Aggregation of insignificant reconciling items that are less than 5% of the computed income tax expense (benefit) in accordance with guidance.
For 2019, the rate reconciling items for foreign and other tax credits and other included a reclassification to conform with the current year presentation.

The Dividends received deduction (“DRD”) reduces the amount of divided income subject to tax. The DRD for the current period was estimated using information from 2020 and estimates of current year investments results. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Income Taxes Paid

Income taxes paid (refunded) were $(390) million, $(4) million, and $379 million in 2021, 2020 and 2019, respectively. The income taxes refunded in 2021 include $(314) million of taxes and $(24) million of net interest related to the IRS audit that closed during the year and $(51) million of refunds from the overpayment of 2020 taxes in the current year.

Deferred Taxes and Assessment of Valuation Allowance

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions):

	December 31,
	2021	2020
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$2,695	$3,257
Employee benefits	151	137
Derivative investments	1,129	1,121
Other investment items	—	330
Net operating loss carryforward	284	29
Other	11	53
Total gross deferred tax asset	4,270	4,927
Valuation allowance	—	—
Gross deferred tax asset, net of valuation allowance	$4,270	$4,927
Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	$(2,870)	$(2,811)
Other investment items	(22)	—
Net unrealized investment gains	(451)	(1,021)
Other	(18)	(59)
Total gross deferred tax liability	(3,361)	(3,891)
Net deferred tax asset	$909	$1,036

Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.
The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company utilized a three year rolling calculation of actual income before taxes adjusted for permanent items to measure the cumulative losses in recent years. The total historical cumulative loss includes significant increases in the dividend received deduction (DRD) benefit for 2019 due to the funds in separate accounts converting regulated investment companies (RICs) to Partnerships. The conversion resulted in two years of DRD from RIC distributions being deducted in 2019. Significant increases in the DRD from fund conversions are not expected to continue as there are a limited number of RIC funds that could still be converted. In 2020, the Company entered into a funds withheld coinsurance agreement with Athene that resulted in a significant one-time loss related to the net consideration of the reinsurance transaction during the year. The Company considered increased DRD and Athene loss as well as a one-time loss for hedges related to managing to the risk limits under the previous VA reserving regime in 2019, in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2021 and 2020, the Company concluded that it is more likely than not, that the $909 million and $1,036 million, respectively, of net deferred tax assets will be realized through future projected taxable income.

Carryforwards

The following table sets forth the amount and expiration dates of federal and state operating, capital loss and tax credit carryforwards for tax periods indicated. Included in the table is a Section 382 loss carryforward attributable to a previous acquisition. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition.

	December 31,
	2021	2020
Federal net operating and capital loss carryforwards (1)	$1,178	$—
Section 382 net operating loss from previous acquisition (2)	137	137
State net operating and capital loss carryforwards (3)	158	—
Alternative Minimum Credit (4)	6	6
Total	$1,479	$143

(1) Unlimited carryforward
(2) Begins to expire in 2026 with annual limitation of approximately $21 million.
(3) For the year ended December 31, 2021, includes $50 million with expiration of 0-20 years, and with $108 million unlimited carryforward.
(4) Subject to 383 limitations.
Accounting for Uncertainty in Income Taxes

The Company determines whether a tax position is more likely than not to be sustained upon examination by tax authorities. The portion of a tax position that is greater than the 50% likelihood of being realized is recorded on the financial statements and any unrecognized part of a position due to uncertainties are recorded as a liability and are charged to income tax in the period that determination is made. The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. At December 31, 2021, the Company held no reserves related to unrecognized tax benefits. For the year ended December 31, 2021, the Company decreased the reserve related to a change in the calculation of its tax basis reserves as a result of the lapse of the statute of limitations. For the year ended December 31, 2020, the Company decreased the reserve related to the exclusion of short-term capital gains from the separate account dividends received deduction calculation as a result of settlement through the IRS Fast Track Settlement process. The unrecognized benefit had been recorded in the net federal income tax receivable included in other assets on the consolidated balance sheets. The following table summarizes the changes in the Company’s unrecognized tax benefits (in millions):

	December 31,
	2021	2020
Unrecognized tax benefit, beginning of year	$2	$33
Additions for tax positions identified	—	—
Decrease for Change in Tax Reserves position	(2)	—
Decrease for DRD short-term position	—	(31)
Unrecognized tax benefit, end of year	$—	$2

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2021, 2020 or 2019. For 2021 and 2020, the Company had accrued total interest expense of nil and $5 million, respectively. For 2021 and 2020, the Company did not accrue any amounts for penalties.

Based on information available as of December 31, 2021, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

Tax Examinations And Litigation

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2018. Tax years from 2018 to 2021 remain open under the statute of limitations. The 2017 IRS exam of the Brooke Life consolidated return closed during 2021 with no material impact to the Company. Certain of the Company’s state premium tax returns are currently under examination by various jurisdictions for years ranging from 2012 to 2021. The Company does not anticipate any material changes from any of these audits.

Organization and Tax Sharing Agreements

The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Brooke Life files a consolidated life insurance company tax return with Jackson, JNY, and Squire Re II. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly-owned subsidiaries that are not included in the Brooke Life consolidated tax return, all other subsidiaries of Jackson are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire RE II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.